UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 12, 2008
World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor)
World Financial Network National Bank
(Sponsor)

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
as Specified in their respective Charters)
Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-133170, 333-133170-01	31-1772814

(Commission File Numbers for Registrant	(I.R.S. Employer Identification No.)
and Issuing Entity, respectively)

220 West Schrock Road, Westerville, Ohio	43081

(Address of Principal Executive Offices)	(Zip Code)
(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01. Other Events.
     On September 12, 2008, World Financial Network Credit Card Master Note Trust (the “Issuer”) issued (i) $57,000,000 Class A Asset Backed Notes, Series 2008-A (the “2008-A Class A Notes”), $2,706,000 Class M Asset Backed Notes, Series 2008-A (the “2008-A Class M Notes”), $3,427,000 Class B Asset Backed Notes, Series 2008-A (the “2008-A Class B Notes”) and $9,019,000 Class C Asset Backed Notes, Series 2008-A (the “2008-A Class C Notes” and together with the 2008-A Class A Notes, the 2008-A Class M Notes and the 2008-A Class B Notes, the “2008-A Notes”) described in a Prospectus Supplement, dated September 9, 2008, and (ii) $120,750,000 Class A Asset Backed Notes, Series 2008-B (the “2008-B Class A Notes”), $5,732,000 Class M Asset Backed Notes, Series 2008-B (the “2008-B Class M Notes”), $7,260,000 Class B Asset Backed Notes, Series 2008-B (the “2008-B Class B Notes”) and $19,106,000 Class C Asset Backed Notes, Series 2008-B (the “2008-B Class C Notes” and together with the 2008-B Class A Notes, the 2008-B Class M Notes and the 2008-B Class B Notes, the “2008-B Notes”) described in a Prospectus Supplement, dated September 9, 2008.
     Use of Proceeds
     2008-A Notes
     The public offering of the 2008-A Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (commission file number 333-133170) filed with the Securities and Exchange Commission by World Financial Network Credit Card Master Trust, WFN Credit Company, LLC and World Financial Network Credit Card Master Note Trust on April 10, 2006 (as amended by pre-effective amendment no. 1 on June 11, 2007 and pre-effective amendment no. 2 on July 18, 2007) and declared effective on July 24, 2007.
     The public offering of the 2008-A Notes terminated on September 12, 2008 upon the sale of the all of the 2008-A Notes. An affiliate of the depositor purchased all of the 2008-A Class C Notes. No underwriting discount were paid to the underwriters in respect of the 2008-A Class C Notes purchased by such affiliate. The underwriters of the 2008-A Class A Notes, the 2008-A Class M Notes and the 2008-A Class B Notes were Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., RBC Capital Markets Corporation and Wachovia Capital Markets, LLC. During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the 2008-A Class A Notes, 2008-A Class M Notes and 2008-A Class B Notes with respect to underwriting commissions and discounts was $199,500.00, $12,177.00 and $17,991.75 for the 2008-A Class A Notes, 2008-A Class M Notes and 2008-A Class B Notes, respectively. The 2008-A Class C Notes were sold at a discount of 99.9996% without underwriting commissions. After deducting the underwriting commissions and discounts described in the preceding two sentences, the net offering proceeds to the Issuer before expenses for the 2008-A Class A Notes, the 2008-A Class M Note, the 2008-A Class B Notes and the 2008-A Class C Notes, respectively, are $56,800,500.00, $2,693,823.00, $3,409,008.25 and $9,018,963.92. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,500,000.00 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $70,422,295.17, including the proceeds from the sale of the 2008-A Class C Notes to an affiliate of the depositor. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to retire a portion of the Series 2007-VFC investor certificates.
     2008-B Notes
     The public offering of the 2008-B Notes was made under the Registration Statement.
     The public offering of the 2008-B Notes terminated on September 12, 2008 upon the sale of the all of the 2008-B Notes. An affiliate of the depositor purchased all of the 2008-B Class B Notes and the 2008-B Class C Notes. No underwriting discount were paid to the underwriters in respect of the 2008-B Class B Note and the 2008-B Class C notes purchased by such affiliate. The underwriters of the 2008-B Class A Notes and the 2008-B Class M Notes were Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., RBC Capital Markets Corporation and Wachovia Capital Markets, LLC.
     During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold 2008-B Class A Notes and 2008-B Class M Notes with respect to underwriting commissions and discounts was $433,371.75 and $28,734.52, respectively. The 2008-A Class B Notes and the 2008-A Class C Notes were sold at discounts of 99.9992% and 99.9989%, respectively, without underwriting commissions. After deducting the underwriting commissions and discounts described in the preceding two sentences, the net offering proceeds to the Issuer before expenses for the 2008-B Class A Notes, the 2008-B Class M Notes, the 2008-B Class B Notes and the 2008-B Class C Notes, respectively, are $120,316,628.25, $5,703,265.48, $7,259,941.92 and $19,105,789.83. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,500,000.00 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $150,885,625.48, including the proceeds from the sale of the 2008-B Class B Notes and the 2008-B Class C Notes to an affiliate of the depositor. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to retire a portion of the Series 2007-VFC investor certificates.

Item 9.01. Financial Statements and Exhibits.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits.

Exhibit No.	Document Description
Exhibit 1.1	Underwriting Agreement, dated as of September 5, 2008, among WFN Credit Company, LLC, World Financial Network National Bank, and Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the 2008-A Class A Notes, the 2008-A Class M Notes and the 2008-A Class B Notes.

Exhibit 1.2	Underwriting Agreement, dated as of September 5, 2008, among WFN Credit Company, LLC, World Financial Network National Bank, and Greenwich Capital Markets, Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters, relating to the 2008-B Class A Notes and the 2008-B Class M Notes.

Exhibit 4.1	Series 2008-A Indenture Supplement, dated as of September 12, 2008, between World Financial Network Credit Card Master Note Trust, as issuer, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, including forms of the Series 2008-A Notes.

Exhibit 4.2	Series 2008-B Indenture Supplement, dated as of September 12, 2008, between World Financial Network Credit Card Master Note Trust, as issuer, and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, including forms of the Series 2008-B Notes.

Exhibit 4.3	ISDA Master Agreement (Series 2008-A, Class A) and Schedule and Credit Support Annex thereto, each dated September 12, 2008, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC.

Exhibit 4.4	ISDA Master Agreement (Series 2008-A, Class M) and Schedule and Credit Support Annex thereto, each dated September 12, 2008, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC.

Exhibit 4.5	ISDA Master Agreement (Series 2008-A, Class B) and Schedule and Credit Support Annex thereto, each dated September 12, 2008, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC.

Exhibit 4.6	Confirmation (Series 2008-A, Class A) to ISDA Master Agreement, dated September 12, 2008, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC.

Exhibit 4.7	Confirmation (Series 2008-A, Class M) to ISDA Master Agreement, dated September 12, 2008, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC.

Exhibit 4.8	Confirmation (Series 2008-A, Class B) to ISDA Master Agreement, dated September 12, 2008, between World Financial Network Credit Card Master Note Trust and Barclays Bank PLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/s/ Daniel T. Groomes

Name:	Daniel T. Groomes
Title:	President
Dated: September 18, 2008